                                                                      EXHIBIT 21

                          SUBSIDIARIES OF NISOURCE INC.
                             as of December 31, 2001

                                                                                 STATE OF
    SEGMENT / SUBSIDIARY                                                        INCORPORATION
    --------------------                                                        -------------
GAS DISTRIBUTION OPERATIONS
Bay State Gas Company                                                           Massachusetts
Columbia Gas of Kentucky, Inc.                                                  Kentucky
Columbia Gas of Maryland, Inc.                                                  Delaware
Columbia Gas of Ohio, Inc.                                                      Ohio
Columbia Gas of Pennsylvania, Inc.                                              Pennsylvania
Columbia Gas of Virginia, Inc.                                                  Virginia
Kokomo Gas and Fuel Company                                                     Indiana
Northern Indiana Fuel and Light Company, Inc.                                   Indiana
Northern Utilities, Inc.                                                        New Hampshire
Columbia Service Partners, Inc.                                                 Delaware
Northern Indiana Public Service Company*                                        Indiana

ELECTRIC OPERATIONS
Northern Indiana Public Service Company*                                        Indiana

GAS TRANSMISSION AND STORAGE OPERATIONS
Columbia Gas Transmission Corporation                                           Delaware
Columbia Gulf Transmission Company                                              Delaware
Columbia Pipeline Corporation                                                   Delaware
NiSource Pipeline Group, Inc.                                                   Indiana
Crossroads Pipeline Company                                                     Indiana
Granite State Gas Transmission, Inc.                                            New Hampshire

EXPLORATION AND PRODUCTION OPERATIONS
Columbia Energy Resources, Inc.                                                 Delaware

MERCHANT OPERATIONS
EnergyUSA-TPC Corp.                                                             Indiana
NESI Energy Marketing, L.L.C.                                                   Indiana
Primary Energy, Inc.                                                            Indiana

OTHER PRODUCTS AND SERVICES OPERATIONS
Columbia Transmission Communications Corporation                                Delaware
SM&P Utility Resources, Inc.                                                    Indiana
NI Energy Services, Inc.                                                        Indiana
NiSource Energy Technologies, Inc.                                              Indiana
NiSource Development Company, Inc.                                              Indiana
Columbia Energy Services Corporation                                            Kentucky
NI-TEX Gas Services, Inc.                                                       Delaware
EnergyUSA, Inc.                                                                 Indiana
NI Fuel Company, Inc.                                                           Indiana

DISCONTINUED OPERATIONS
IWC Resources Corporation                                                       Indiana

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

                                                                                 STATE OF
    SEGMENT / SUBSIDIARY                                                        INCORPORATION
    --------------------                                                        -------------
CORPORATE
Columbia Energy Group                                                           Delaware
NiSource Capital Trust I                                                        Delaware
NiSource Finance Corp.                                                          Indiana
NiSource Capital Markets, Inc.                                                  Indiana
NiSource Corporate Services Company                                             Indiana
Columbia Insurance Corporation, Ltd.                                            Bermuda

* Reported under Gas Distribution Operations and Electric Operations.